UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------

                                JUNE 22, 2004
                               ---------------
                               (Date of Report)


                                EPIC MEDIA INC.
               ----------------------------------------------
               (Name of Small Business issuer in its charter)
                    Formerly Infocall Communications Corp.

        CALIFORNIA                                          33-0735929
----------------------------   --------------------       ------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
    of incorporation or                                   Identification No.)

                  9756 CHARLEVILLE BLVD. BEVERLY HILLS CA 90212
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 922-7773
                         -------------------------------
                         (Registrant's telephone number)

                   INTERNATIONAL ENVIROMENTAL TECHNOLOGIES INC.
                          -----------------------------
                           (Registrant's Former Name)


ITEM 5.	OTHER EVENTS.


	On February 15, 2004, a majority of the shareholder's entitled to vote for amendments to the Company's Articles of Incorporation, adopted the recomendation of the Board of Directors and adopted a resolution changing the name of the Corporation from International Enviromental Technologies to EPIC MEDIA INC.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




June 22, 2004                /s/Nicholas A. Czuczko
                                Nicholas A. Czuczko, CEO